SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 8, 2008

Date of report (Date of earliest event reported)

HOSTOPIA.COM INC

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-135533	65-1036866
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 East Broward Blvd., Suite 1650 Fort Lauderdale, Florida		33301
(Address of Principal Executive Offices)		(Zip Code)

(954) 463-3080

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.               Other Events

The Notice of Special Meeting and Management Information Circular, which is attached as Exhibit 99.1 hereto, was mailed to our shareholders.  Also attached is our Proxy Form, as Exhibit 99.2.

Item 9.01                Financial Statements and Exhibits

(d)               Exhibits.

No.	Description

99.1	Notice of Special Meeting and Management Information Circular

99.2	Proxy Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSTOPIA.COM INC.

Date: July 9, 2008	/s/ Michael Mugan
Name: Michael Mugan
Title: Chief Financial Officer

EXHIBIT INDEX

No.	Description

99.1	Notice of Special Meeting and Management Information Circular

99.2	Proxy Form